UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2006

Valero Energy Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13175

Delaware	74-1828067
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Valero Way
San Antonio, Texas
(Address of principal executive offices, including zip code)

(210) 345-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On March 31, 2006, Valero Energy Corporation (the "Company") issued a press release announcing the filing of a registration statement on Form S-1 by the Company's subsidiary, Valero GP Holdings, LLC, for an initial public offering of approximately 37% of the subsidiary's units representing limited liability company interests. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

99.1        Press Release dated March 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valero Energy Corporation

Date: April 05, 2006	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	press release 03-31-06